                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K/A


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
   OF 1934

Date of Report (date of earliest event reported):  May 6, 1998

                        Commission File No. 333-29463


                      International Total Services, Inc.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)


              OHIO                                  34-1264201
--------------------------------             ------------------------
(State or other jurisdiction of                  (IRS Employer
incorporation or organization                    Identification No.)

                   5005 Rockside Road, Cleveland, OH  44131
                   ----------------------------------------
                   (Address of principal executive offices)


       Registrant's telephone number, including area code 216-642-4522

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

On February 20, 1998, International Total Services, Inc. (the "Company" or "ITS") completed its acquisition of the contracts and assets of Securex, Inc. ("Securex"), a Florida corporation.

The Acquisition was accomplished pursuant to a Plan and Agreement of Acquisition dated as of February 20, 1998 among the Company and Securex.

Securex provided staffing for commercial security operations, mostly in Florida, and the Company will conduct similar operations with the assets acquired.

Total consideration for the Acquisition consisted of the payment to Securex of $4.2 million, with an additional $1.1 million due in June, 1998, to purchase the contracts and assets.

The cash consideration for the transaction was made available from the proceeds of the Company's Initial Public Offering completed on September 24, 1997 and from cash flows from operations. The acquisition will be accounted for under the purchase method of accounting for financial reporting purposes.

The purchase price and other terms of the Acquisition Agreement were determined through arms-length negotiations. The Company is not aware of any pre-existing material relationships between (i) Securex or any of its shareholders, and (ii) the Company, any of the Company's affiliates, directors and officers or any associate of such directors and officers.

ITEM 3: FINANCIAL STATEMENTS AND EXHIBITS

The required financial statements are attached.


Exhibit 10.11 - Asset Purchase Agreement Between International Total Services,
                Inc. and Securex, Inc. is attached.

                           Securex, Inc.

                           BALANCE SHEET

                         December 31, 1997

                               ASSETS

CURRENT ASSETS
  Cash                                                                $  384,461
  Accounts receivable, net of allowance for doubtful
       accounts of $15,000                                             1,197,642
  Prepaid expenses                                                        48,394
                                                                      ----------

          Total current assets                                         1,630,497

PROPERTY AND EQUIPMENT  - COST, LESS
  ACCUMULATED DEPRECIATION OF $224,622                                   198,076

OTHER ASSETS
  Due from shareholder                                                    50,991
  Deposits                                                                14,882
                                                                      ----------
                                                                          65,873
                                                                      ----------

                                                                      $1,894,446
                                                                      ==========

                LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES
  Accounts payable                                                    $   87,325
  Accrued expenses
     Compensation                                                        666,918
     Taxes                                                                98,753
     Insurance                                                           422,490
                                                                      ----------
                                                                       1,188,161
                                                                      ----------

          Total current liabilities                                    1,275,486

COMMITMENTS AND CONTINGENCIES                                                  -

SHAREHOLDER'S EQUITY
  Common stock -- $1 par value; authorized, issued
     and outstanding - 7,500 shares                                        7,500
  Retained earnings                                                      611,460
                                                                      ----------
                                                                         618,960
                                                                      ----------

                                                                      $1,894,446
                                                                      ==========


         The accompanying notes are an integral part of this statement.

                                  Securex, Inc.

                   STATEMENT OF EARNINGS AND RETAINED EARNINGS

                      For the Year Ended December 31, 1997




SERVICE REVENUE                                                      $16,909,445

COST OF SERVICES PROVIDED
  Wages                                                               12,451,331
  Payroll taxes                                                        1,084,570
  Insurance                                                              361,292
  Other                                                                  160,147
                                                                     -----------
                                                                      14,057,340
                                                                     -----------
          Gross margin                                                 2,852,105

OPERATING EXPENSES                                                     2,316,990
                                                                     -----------

          Operating profit                                               535,115

OTHER INCOME - NET                                                        31,944
                                                                     -----------

               NET EARNINGS                                              567,059

Retained earnings, January 1, 1997                                       738,493
                                                                     -----------
                                                                       1,305,552

Distributions to shareholder                                             694,092
                                                                     -----------

                                                                     $   611,460
                                                                     ===========




         The accompanying notes are an integral part of this statement.

                                  Securex, Inc.

                            STATEMENTS OF CASH FLOWS

                      For the Year Ended December 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net earnings                                                                         $ 567,059
  Adjustments to reconcile net earnings to net cash
     provided by operating activities:
         Depreciation                                                                     33,029
         Loss on disposal of equipment                                                     5,688
         Change in assets and liabilities
              Accounts receivable                                                        238,095
              Prepaid expenses                                                            53,154
              Deposits                                                                     7,133
              Accounts payable                                                           (13,515)
              Accrued expenses                                                          (143,003)
                                                                                   --------------
                 Total adjustments                                                       180,581

                          Net  cash provided by operating activities                     747,640

CASH FLOWS FROM INVESTING ACTIVITIES:
  Net advances to shareholder                                                            (50,991)
  Capital expenditures                                                                   (15,105)
                                                                                   --------------

                          Net cash used in investing activities                          (66,096)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Distributions to shareholder                                                          (694,092)
                                                                                   --------------

                          Net cash used in financing activities                         (694,092)

NET DECREASE IN CASH AND CASH EQUIVALENTS                                                (12,548)

Cash and cash equivalents - January 1, 1997                                              397,009
                                                                                   --------------

Cash and cash equivalents - December 31, 1997                                          $ 384,461
                                                                                   ==============






         The accompanying notes are an integral part of these statements

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Shareholder and Board of Directors
SECUREX, INC.

We have audited the accompanying balance sheet of Securex, Inc. as of December 31, 1997 and the related statements of earnings and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Securex, Inc. as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




GRANT THORNTON LLP

Cleveland, Ohio
April 3, 1998

                                  Securex, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1997



NOTE A - NATURE OF OPERATIONS

    Securex, Inc. (the "Company") was incorporated on June 17, 1976 and is in the business of providing security guards, mobile patrol services and other security and related services for clients located primarily in central Florida.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    USE OF ESTIMATES
    ----------------

    Preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could vary from the estimates that are used.

    PROPERTY AND EQUIPMENT
    ----------------------

    The Company provides for depreciation over the estimated useful lives of the assets, using both accelerated and straight-line methods for financial reporting and the accelerated cost-recovery method for income tax reporting. Service lives range from three to thirty-one years.

    Expenditures for maintenance and repairs are charged to expenses as incurred. Expenditures for additions, substantial improvements, and replacements are added to the property accounts. Property retired or otherwise disposed of, together with the related accumulated depreciation, is eliminated from the accounts. Gains and losses from disposals are recognized in earnings for the period of such disposals.

    INCOME TAXES
    ------------

    The Company has elected under Section 1361 of the Internal Revenue Code to have its income taxed directly to its shareholder. Accordingly, no provision, either current or deferred, has been made for federal or state income taxes.

                                  Securex, Inc.

                                December 31, 1997


NOTE A - NATURE OF OPERATIONS (CONTINUED)

    STATEMENT OF CASH FLOWS
    -----------------------

    For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

    CONCENTRATION OF CREDIT RISK
    ----------------------------

    The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents. The Company places its cash and temporary cash investments with high credit quality institutions. At times, such balances may be in excess of the FDIC insurance limit.

    FAIR VALUE OF FINANCIAL INSTRUMENTS
    -----------------------------------

    Statement of Financial Accounting Standards No. 107, Disclosure about Fair Value of Financial Instruments, requires disclosure of the fair value of financial instruments, both assets and liabilities, recognized and not recognized in the balance sheet of the Company, for which it is practicable to estimate fair value.

    The Company believes that the carrying amounts of cash and cash equivalents, receivables and accounts payable approximate fair value due to their short-term nature.


NOTE C - PROPERTY AND EQUIPMENT

    Property and equipment at December 31, 1997 consist of the following:

               Furniture and fixtures               $255,535
               Automobiles                            75,147
               Leasehold improvements                 81,146
               Security equipment                     10,870
                                                    --------
                                                     422,698
               Less accumulated depreciation         224,622
                                                    --------

                                                    $198,076
                                                    ========

                                  Securex, Inc.

                                December 31, 1997


    NOTE D - COMMITMENTS AND CONTINGENCIES

        The Company leases certain of its facilities and equipment under noncancelable operating leases, which include a lease of its main facility from the Company's sole shareholder.

        Future minimum lease payments by years approximate the following:

         Year Ending December 31,
         ------------------------

                  1998        $  98,000
                  1999           54,000
                  2000           17,000
                  2001            3,000
                  2002            1,000
                               --------

                               $173,000
                               ========

           Rent expense for 1997 approximated $148,000, including $38,000 on the facility lease with the sole shareholder.

           The Florida Department of Insurance has undertaken an investigation with regard to certain of the Company's workers' compensation classifications. At this time the Company cannot estimate the outcome of this matter, however, management does not believe that the ultimate resolution will have a significant impact on its financial position or future operating results.


        NOTE E - SUBSEQUENT EVENT - SALE OF ASSETS

           On February 20, 1998, the Company entered into an Asset Purchase Agreement with International Total Services, Inc. (ITS). Under the Agreement, ITS acquired substantially all of the Company's security services contracts and property and equipment for $5,312,500, subject to adjustments as described in the contract. The Company received $4,250,000 at closing with the balance due approximately three months later. The Agreement also contained a two year covenant not to compete against ITS.

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                                  BALANCE SHEET
                             (AMOUNTS IN THOUSANDS)



                                                                           December 31 1997
                                                          -----------------------------------------------------
                                                                                    Pro forma         Adjusted
                                                            ITS       Securex       Adjustments       Pro forma
                                                            ---       -------       -----------       ---------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                            $ 3,755        $ 384         $ (384) (5)     $ 3,755
     Accounts receivable, net                              19,316        1,198         (1,198) (5)      19,316
     Deferred tax assets                                    1,694            -              -            1,694
     Other current assets                                   3,285           48            (48) (5)       3,285
                                                         --------      -------        -------         --------
        Total current assets                               28,050        1,630         (1,630)          28,050

Property, plant and equipment, net                          5,044          198           (114) (5)       5,128
Intangibles, net                                           18,668            -          5,341  (6)      24,009
Security deposits and other                                   152           66            (66) (5)         152
                                                         --------      -------        -------         --------
                                                         $ 51,914      $ 1,894        $ 3,531         $ 57,339
                                                         =========     ========       ========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Current portion of long-term obligations                 $ -          $ -        $ 5,312  (3)     $ 5,312
     Trade accounts payable                                 5,128           87             26  (5)       5,241
     Accrued payroll and other liabilities                  7,884        1,188         (1,188) (5)       7,884
     Income taxes payable                                     877           -              -               877
                                                         --------      -------        -------         --------
        Total current liabilities                          13,889        1,275          4,150           19,314

Deferred tax liability                                        564            -              -              564

STOCKHOLDERS' EQUITY:
     Common shares                                             67            8             (8) (5)          67
     Additional paid-in capital                            31,078            -              -           31,078
     Cumulative translation adjustment                       (272)           -              -             (272)
     Retained earnings                                      6,588          611           (611) (5)       6,588
                                                         --------      -------        -------         --------
        Total stockholders' equity                         37,461          619           (619)          37,461
                                                         --------      -------        -------         --------
                                                         $ 51,914      $ 1,894        $ 3,531         $ 57,339
                                                         =========     ========       ========        ========

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                                INCOME STATEMENTS
             (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                                 Fiscal Year Ended
                                                    ------------------------------------------------------------------------
                                                       ITS                   Securex          Pro forma           Adjusted
                                                    March 31, 1997      December 31, 1996    Adjustments          Pro forma
                                                    --------------      -----------------    -----------          ---------

Operating revenues                                      $  115,242               $ 17,081                        $  132,323
Cost of operating revenues                                  98,338                 14,245           (261)(1)        112,322
                                                        ----------                -------         ------         ----------
             Gross profit                                   16,904                  2,836            261             20,001

General and administrative expenses                         13,334                  1,636             19 (2)         14,989
                                                        ----------                -------         ------         ----------
             Operating income                                3,570                  1,200            242              5,012

Other (income) expense                                         637                    (20)           434 (3)          1,051
                                                        ----------                -------         ------         ----------
             Income before income taxes                      2,933                  1,220           (192)             3,961

Income taxes                                                 1,237                     -             426 (4)          1,663
                                                        ----------                -------         ------         ----------
             Net income                                 $    1,696                $ 1,220         $ (618)        $    2,298
                                                        ==========                =======         ======         ==========

Basic earnings per share                                $     0.33                    n/a            n/a         $     0.45
                                                        ==========                                               ==========
Weighted average shares outstanding                      5,089,480                    n/a            n/a          5,089,480
                                                        ==========                                               ==========


                                                                        Nine Months Ended December 31, 1997
                                                        -------------------------------------------------------------------
                                                                                                 Pro forma       Adjusted
                                                              ITS                Securex        Adjustments      Pro forma
                                                              ---                -------        -----------      ---------

Operating revenues                                      $  123,208               $ 12,465                        $  135,673
Cost of operating revenues                                 102,938                 10,462           (144)(1)        113,256
                                                        ----------               --------         ------         ----------
             Gross profit                                   20,270                  2,003            144             22,417

General and administrative expenses                         13,103                  1,874           (408)(2)         14,569
                                                        ----------               --------         ------         ----------
             Operating income                                7,167                    129            552              7,848

Other (income) expense                                         700                    (25)           325 (3)          1,000
                                                        ----------               --------         ------         ----------
             Income before income taxes                      6,467                    154            227              6,848

Income taxes                                                 2,663                     -             145 (4)          2,808
                                                        ----------               --------         ------         ----------
             Net income                                 $    3,804               $    154         $   82         $    4,040
                                                        ==========               ========         ======         ==========

Basic earnings per share                                $     0.79                    n/a            n/a         $     0.83
                                                        ==========                                               ==========
Weighted average shares outstanding                      4,852,605                    n/a            n/a          4,852,605
                                                        ==========                                               ==========

1. Represents a reduction in Securex's historical costs for workers' compensation insurance to conform them to the cost structure associated with the company's programs.

2. Represents a reduction in compensation expense associated with the elimination of certain salaries paid to Securex's officers not employed by the Company subsequent to the acquisition. In addition, this amount includes the removal of certain legal expenses that would not be borne by ITS.

         These reductions are offset by the additional amortization costs to be charged to expense after allocation of the purchase price in the Securex acquisition as follows:


                                                          12 Mos        9 Mos
                                                          ------        -----
           amortization of service contracts (5 years)   $   52        $   39
           amortization of goodwill (20 years)              324           243
                                                         ------        ------
                                                         $  376        $  282
                                                         ======        ======

3. Represents the increase in debt and interest expense for the acquisition purchase price.

4. Represents an adjustment to the historical provision for income taxes to reflect the application of the Company's estimated effective tax rate of 42 percent for the year ended March 31, 1997 and 41 percent for the nine months ended December 31, 1997 after giving effect to the forgoing adjustments.

5. Represents the elimination of assets and liabilities reflected on the historical financial statements of Securex but not acquired by the Company.

6. Represents adjustments associated with the allocation of the purchase price for the Securex acquisition. The allocation of the purchase price for the Securex acquisition is as follows:


            Service contracts                                     $  261
            Equipment                                                 84
            Goodwill                                               5,080
                                                                  ------
                                                                  $5,425
                                                                  ======

7. Earnings per share are computed by dividing net earnings by the weighted average number of shares outstanding.

         SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS CURRENT REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THERETO DULY AUTHORIZED.


                            INTERNATIONAL TOTAL SERVICES, INC.

                            By: /s/ BRIAN S. KENYON
                                --------------------------------
                                    BRIAN S. KENYON

                            VICE PRESIDENT - FINANCE
                            (Chief Financial Officer)


Dated:          May 6, 1998





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